SUPPLEMENT DATED FEBRUARY 1, 2010
TO THE R-1, R-2, R-3, R-4, and R-5 CLASS PROSPECTUS
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009
(As Supplemented on March 20, 2009, April 8, 2009,
April 9, 2009, May 4, 2009, May 21, 2009, June 19, 2009,
August 25, 2009, September 18, 2009, October 16, 2009, November 12, 2009,
December 17, 2009, and January 11, 2010)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus

MANAGEMENT OF THE FUNDS

Principal Global Investors, LLC
On or about February 1, 2010, John Pihlblad will no longer be a portfolio manager for the LargeCap Value Fund. At the same time, Jeffrey Schwarte will become a portfolio manager for the LargeCap Value Fund. Mr. Schwarte’s biographical information appears in the Management of the Funds section under the Principal Global Investors, LLC heading.